UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 24, 2003


                         SCICLONE PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                       0-19825                 94-3116852
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer)
        incorporation)                                       Identification No.)



                      901 Mariner's Island Blvd., Suite 205
                           San Mateo, California 94404
               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (650) 358-3456

Item 5.           Other Events

     On September 24, 2003, SciClone Pharmaceuticals, Inc. issued a press release regarding enrollment in its two phase 3 hepatitis C clinical trials. A copy of this press release is attached as Exhibit 99.1.


Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits.

         Exhibit  Description
         -----    -----------

           99.1 Press Release issued by SciClone Pharmaceuticals, Inc., dated September 24, 2003, regarding enrollment in its two phase 3 hepatitis C clinical trials.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         SCICLONE PHARMACEUTICALS, INC.


Dated:  September 24, 2003

        /s/Richard A. Waldron
        ---------------------------------
        Richard A. Waldron
        Chief Financial Officer